UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04892

Templeton Growth Fund, Inc.

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923 (Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _8/31__

Date of reporting period: 2/29/20__

Item 1. Reports to Stockholders.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON GROWTH FUND, INC.

February 29, 2020

FRANKLIN TEMPLETON

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling

(800)632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That's why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we've managed through all kinds of markets—up, down and those in between. We're always preparing for what may come next. It's because of this, combined with our strength as one of the world's largest asset managers that we've earned the trust of millions of investors around the world.

Dear Shareholder:

During the six months ended February 29, 2020, global economic growth moderated, while interest-rate cuts by many central banks and improved trade relations since mid-December 2019 generally aided equities worldwide. However, investor concerns about the novel coronavirus (COVID-19) outbreak caused global stocks to plunge shortly before period-end. Among central banks, the European Central Bank (ECB) left its key interest rate unchanged but lowered the deposit rate and resumed buying bonds, and the U.S. Federal Reserve (Fed) cut the federal funds target rate range twice, to 1.50%–1.75%. In this environment, global developed and emerging market stocks posted modest positive returns, as measured by the MSCI All Country World Index.

After the reporting period, major central banks took action amid increased COVID-19 economic risks. The Fed lowered the federal funds rate range by 0.50% on March 3 and further by 1.00% on March 15, to 0.00%–0.25%, while initiating massive quantitative easing. On March 23, the Fed announced further measures to ensure credit for employers, consumers, businesses, and local and state governments. The ECB also planned emergency asset purchases, the Bank of England reduced its key rate to a new low and pledged to increase its U.K. government and corporate bond holdings, and the Bank of Japan increased exchange-traded fund purchases and newly committed to offer loans against corporate debt.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Growth Fund's semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Alan Bartlett

Chief Investment Officer

Templeton Equity Group

This letter reflects our analysis and opinions as of February 29, 2020, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Contents
Semiannual Report
Templeton Growth Fund, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .	3
Performance Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7
Your Fund's Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10
Financial Highlights and Statement of Investments . . . . . .	11
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	19
Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . .	23
Tax Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	32
Shareholder Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	33

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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SEMIANNUAL REPORT

Templeton Growth Fund, Inc.

This semiannual report for Templeton Growth Fund, Inc. covers the period ended February 29, 2020.

Your Fund's Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in the equity securities of companies located anywhere in the world, including developing markets.

The Fund's Class A shares posted a +2.45% cumulative total return for the six months under review. In comparison, the Fund's benchmark, the MSCI All Country World Index (ACWI), which measures stock performance in global developed and emerging markets, posted a +1.13% total return.1 For the 10-year period ended February 29, 2020, the Fund's Class A shares posted a +74.27% cumulative total return, compared with the MSCI ACWI's +117.82% cumulative total return for the same period.1 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Global developed and emerging market equities, as measured by the MSCI All Country World Index, posted positive returns during the six months under review. Although global economic growth remained tepid, interest-rate cuts from many central banks and the easing of trade tensions during the period contributed to the generally positive environment for equities. However, investor fears about the

Geographic Composition

Based on Total Net Assets as of 2/29/20
Europe
30.6%

Asia
30.2%
North America		29.9%

Other Net Assets
9.3%

global outbreak of the novel coronavirus (COVID-19) and a prolonged economic disruption worldwide caused a steep market decline in late February 2020. Anticipating global supply chain disruptions, travel restrictions and subdued consumer spending, many investors scaled back equity holdings in favor of perceived safe investments such as government bonds and gold.

In the U.S., economic growth was supported by a strong labor market and continued, though slowing, gains in consumer spending. The unemployment rate fell from 3.7% in July 2019 to 3.5% in at period-end.2 Wages also grew, albeit at a moderate pace, and inflation remained historically low. While a strong consumer sector has been the main driver of economic growth, signs of cooling demand raised concerns that growth could stall.

The U.S. Federal Reserve (Fed) provided a substantial boost to equity markets as it continued its accommodative monetary policy. The Fed cut the federal funds target rate twice during the reporting period, lowering it to a range of 1.50%–1.75%. On February 28, 2020, Fed Chair Jerome Powell indicated the Fed is prepared to use its tools as appropriate to support the U.S. economy amid the economic risks posed by the COVID-19 outbreak, although economic fundamentals remained robust.

1.Source: Morningstar. As of 2/29/20, the Fund's Class A 10-year average annual total return not including the maximum sales charge was +5.71%, compared with the MSCI ACWI's 10-year average annual total return of +8.67%. The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

2.Source: U.S. Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 16.

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TEMPLETON GROWTH FUND, INC.

Top 10 Sectors/Industries 2/29/20

% of Total
Net Assets

Pharmaceuticals	14.1%

Banks	12.1%

Oil, Gas & Consumable Fuels	6.7%

Food & Staples Retailing	5.6%

Diversified Telecommunication Services	4.6%

Metals & Mining	4.1%

Industrial Conglomerates	3.7%

Multi-Utilities	3.5%

Biotechnology	2.8%

Technology Hardware, Storage & Peripherals	2.8%

Growth in the eurozone slowed significantly, raising concerns that the region was on the verge of a recession. German economic activity, which relies heavily on exports, was adversely affected by the slowdown in global trade due to the U.S.-China trade conflict and the COVID-19 outbreak. Growth also remained persistently weak in Italy, where political uncertainty and a large budget deficit weighed on the economy, as did the COVID-19 outbreak in the country beginning in February 2020. European developed market equities, as measured by the MSCI Europe Index, declined slightly for the period, as gains resulting from easing trade tensions and a Brexit agreement were offset by the market downturn in February.

Asian developed and emerging market equities, as measured by the MSCI All Country Asia Index, ended the period with modest gains. The U.S.-China trade conflict was a significant source of volatility for Asian stocks, which fluctuated in line with investor sentiment regarding a trade deal through much of the period. A trade agreement reached between the two countries in December 2019 propelled Asian stocks, but these gains were largely reversed following the COVID-19 outbreak. Economic activity in Asia slowed dramatically as many businesses temporarily halted operations in heavily affected countries and manufacturing activity plummeted in the region's major economies, notably China, South Korea and Japan.

Emerging market stocks, as measured by the MSCI Emerging Markets Index, also ended the period with modest gains, despite several sharp selloffs. Many emerging market central banks cut interest rates throughout the reporting period, which, along with resilient GDP growth prior to the COVID-19 outbreak, provided a generally supportive environment for equities.

Investment Strategy

Our investment strategy employs a bottom-up, value- oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. Our analysis includes an assessment of the potential impacts of material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company. We also consider the company's price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

In addition, the Fund may, from time to time, engage in currency-related derivatives to seek to hedge (protect) against currency risks. The Fund also may, from time to time, engage in equity-related derivatives, such as buying and selling (writing) put and call options on individual securities (including exchange-traded funds) and indexes, and engaging in equity futures and equity index futures, for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to individual securities and particular markets in more efficient or less expensive ways, generate additional income for the Fund and/or hedging risks relating to changes in certain equity markets.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option's underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller ("writer") of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

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Manager's Discussion

The Fund outperformed its benchmark, the MSCI ACWI, during the six months under review. The beginning of the period saw the best week for global value stocks, relative to growth stocks, since the Global Financial Crisis (GFC) of 2008. This proved to be a short-lived reprieve for long-suffering value investors, as the end of the period saw the worst week for global stocks—of all types—since the GFC. Encouragingly, the Fund did relatively well throughout the period, outperforming the broader market when value rallied hard in September as well as when volatility spiked and stocks declined in late February.

Relative outperformance during the period was largely attributable to stock selection and an overweighted allocation in the health care sector.3 U.S. biotechnology firm Allergan contributed to relative performance, rallying on solid corporate results and progress in the regulatory review of the firm's acquisition by U.S. pharmaceuticals giant AbbVie (not a Fund holding). Select pharmaceuticals stocks remain attractive, in our view. We believe valuations reflect uncertainty surrounding U.S. politics and drug pricing regulation, but largely ignore the upside potential inherent in an innovative sector with counter-cyclical demand characteristics.

Stock selection in the consumer discretionary and consumer staples sectors also contributed to relative performance.4 In consumer discretionary, shares of Japanese electronics manufacturer Panasonic rose the most since 2016 after the firm reported that its battery joint venture with electric car-maker Tesla had turned profitable in the fourth quarter. The company continues to execute on what we believe to be a sensible strategic plan and should offer solid restructuring potential over our investment horizon. In consumer staples, shares of U.S. grocer Kroger rallied after Warren Buffet's Berkshire Hathaway (not a Fund holding) initiated a stake in the company. We believe Kroger is well-positioned to benefit from a period of heavy investment spending and has the scale and brand loyalty required to gain market share in a recession resilient, albeit structurally challenged, industry.

Elsewhere, South Korean semiconductor and consumer electronics firm Samsung Electronics contributed significantly to relative results. The company's share price

TEMPLETON GROWTH FUND, INC.

Top 10 Holdings 2/29/20

Company	% of Total
Sector/Industry, Country	Net Assets

Allergan PLC	3.5%
Pharmaceuticals, U.S.

Roche Holding AG	2.9%
Pharmaceuticals, Switzerland

Gilead Sciences Inc.	2.8%
Biotechnology, U.S.

Samsung Electronics Co. Ltd.	2.8%
Technology Hardware, Storage & Peripherals,
South Korea

Kellogg Co.	2.7%
Food Products, U.S.

Sanofi	2.4%
Pharmaceuticals, France

The Kroger Co.	2.3%
Food & Staples Retailing, U.S.

Singapore Telecommunications Ltd.	2.3%
Diversified Telecommunication Services, Singapore

Takeda Pharmaceutical Co. Ltd.	2.2%
Pharmaceuticals, Japan

CK Hutchison Holdings Ltd.	2.1%
Industrial Conglomerates, Hong Kong

advanced after the firm beat earnings estimates on better-than-expected memory chip pricing. In our view, the stock remains exceedingly cheap for a global technology leader with a strong shareholder return focus.

Turning to detractors, an underweighted position in the well-performing information technology (IT) sector detracted from relative performance, offsetting relative gains from stock selection.5 There were no significant individual detractors among the Fund's IT holdings.

Stock selection in the communication services sector also detracted, pressured by Luxembourg-based satellite operator SES.6 Shares slumped in reaction to a U.S. regulatory decision pertaining to an upcoming spectrum auction. Our analysis suggests that SES's current share price reflects little or no upside from spectrum monetization and is excessively punitive, leaving the core business trading at attractive valuations. We remain constructive on the stock

3.The health care sector comprises biotechnology, health care providers and services, and pharmaceuticals in the SOI.

4.The consumer discretionary sector comprises automobiles; hotels, restaurants and leisure; household durables; internet and direct marketing retail; leisure products; multiline retail; and specialty retail in the SOI. The consumer staples sector comprises beverages, food and staples retailing, and food products in the SOI.

5.The IT sector comprises electronic equipment, instruments and components, and technology hardware, storage and peripherals in the SOI.

6.The communication services sector comprises diversified telecommunication services, interactive media and services, media, and wireless telecommunication services in the SOI.

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TEMPLETON GROWTH FUND, INC.

given its strong balance sheet, healthy dividend yield and our expectation of stabilization and renewed growth in SES's core business over a long-term investment horizon.

An overweighted allocation in the energy sector hurt relative performance.7 U.K.-listed integrated oil and gas company Royal Dutch Shell was the largest detractor in the sector.

From a regional standpoint, stock selection in Europe, particularly in France, contributed to relative performance, as did stock selection in the Middle East and Africa and North America. Stock selection in Asia, especially in China, detracted from results.

Top 10 Countries 2/29/20

% of Total
Net Assets

U.S.	27.5%

Japan	14.4%

France	8.5%

Germany	7.1%

U.K.	6.6%

South Korea	3.8%

China	3.6%

Hong Kong	3.5%

Switzerland	2.9%

Canada	2.4%

In our view, equity markets have been in a speculative frenzy over the past six months following the Fed's decision to re-expand its balance sheet in September. In recognition of rising risks as the market cycle matures, we have tried to construct more resilient, better-balanced, better-diversified and higher-conviction portfolios capable of weathering periods of heightened volatility. In recent quarters, we have raised cash levels, upgraded the quality of our bank holdings, and increased exposure to defensive sectors and sub-sectors like precious metals, consumer staples and telecommunications. We have also increased exposure to the defensive Japanese yen via new acquisitions of Japanese firms positioned to benefit from restructuring and reform. Finally, we have used this period to develop a "reserve list" of stocks we would like to own if valuations permit. As volatility engulfed markets in February and the risk-reward profiles of specific securities improved, we began using elevated cash levels to opportunistically initiate positions in select reserve list stocks.

At Templeton, we welcome market dislocations because they create opportunities to make the most of our skills as fundamental analysts. We know the price we want to pay for certain stocks, but when volatility is suppressed and the market rises consistently on ever-narrower breadth, it is difficult to find desirable opportunities. Renewed volatility changes that, and seizing the opportunities that problems present has always been a part of our DNA as contrarian value investors. While we are likely entering a tumultuous period for equity markets in the near-term, we expect that volatility will continue to produce opportunities for investors with a fundamental value discipline and long-term investment horizon.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended February 29, 2020, the U.S. dollar declined in value relative to most currencies. As a result, the Fund's performance was positively affected by the portfolio's investment primarily in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

7. The energy sector comprises oil, gas and consumable fuels in the SOI.

See www.franklintempletondatasources.com for additional data provider information

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TEMPLETON GROWTH FUND, INC.

Thank you for your continued participation in Templeton Growth Fund. We look forward to serving your future investment needs.

Peter M. Moeschter, CFA

Herbert J. Arnett, Jr.

Christopher James Peel, CFA

Warren Pustam, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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TEMPLETON GROWTH FUND, INC.

Performance Summary as of February 29, 2020

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/29/20

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return1	Total Return2
A3
6-Month	+2.45%	-3.19%

1-Year	-6.02%	-11.19%

5-Year	+3.43%	-0.46%

10-Year	+74.27%	+5.12%

Advisor
6-Month	+2.52%	+2.52%

1-Year	-5.82%	-5.82%

5-Year	+4.72%	+0.93%

10-Year	+78.63%	+5.97%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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TEMPLETON GROWTH FUND, INC.

PERFORMANCE SUMMARY

Distributions (9/1/19–2/29/20)
	Net Investment	Short-Term	Long-Term
Share Class	Income	Capital Gain	Capital Gain	Total

A	$0.4661	$0.0420	$0.7098	$1.2179

C	$0.3290	$0.0420	$0.7098	$1.0808

R	$0.4224	$0.0420	$0.7098	$1.1742

R6	$0.5186	$0.0420	$0.7098	$1.2704

Advisor	$0.5051	$0.0420	$0.7098	$1.2569

Total Annual Operating Expenses4
Share Class

A	1.06%

Advisor	0.81%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. Current political uncertainty surrounding the European Union (EU) and the financial instability of some countries in the EU may increase market volatility and the economic risk of investing in companies in Europe. Derivatives involve costs and can create economic leverage which may result in significant volatility and cause the Fund to participate in losses (and enable gains) on an amount that exceeds the Fund's initial investment. In addition, securities issued by small- and mid-capitalization companies have historically experienced more price volatility than larger-company stocks, especially over the short term and may involve additional risks. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund's prospectus also includes a description of the main investment risks.

1.Cumulative total return represents the change in value of an investment over the periods indicated.

2.Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3.Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

4.Figures are as stated in the Fund's current prospectus and may differ from the expense ratios disclosed in the Your Fund's Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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TEMPLETON GROWTH FUND, INC.

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading "Actual." In these columns the Fund's actual return, which includes the effect of Fund expenses, is used to calculate the "Ending Account Value" for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings "Actual" and "Expenses Paid During Period" (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading "Hypothetical" in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading "Hypothetical" is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/19	Value 2/29/20	9/1/19–2/29/201, 2	Value 2/29/20	9/1/19–2/29/201, 2	Ratio2
A	$1,000	$1,024.50	$5.29	$1,019.64	$5.27	1.05%
C	$1,000	$1,020.20	$9.04	$1,015.91	$9.02	1.80%
R	$1,000	$1,022.80	$6.54	$1,018.40	$6.52	1.30%
R6	$1,000	$1,025.80	$3.68	$1,021.23	$3.67	0.73%
Advisor	$1,000	$1,025.20	$4.03	$1,020.89	$4.02	0.80%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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T E MP L E T ON GROWT H FUND , INC .

Financial Highlights

	Six Months Ended		Year Ended August 31,
	February 29, 2020

	(unaudited)	2019	2018	2017	2016	2015

Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period. . . . . . .	$20.96	$27.08	$26.26	$22.67	$22.60	$26.05

Income from investment operationsa:
Net investment incomeb. . . . . . . . . . . . . .	0.12	0.51	0.47	0.38	0.35	0.42
Net realized and unrealized gains (losses).	0.49	(3.96)	0.84	3.55	0.08	(3.20)

Total from investment operations . . . . . . . . .	0.61	(3.45)	1.31	3.93	0.43	(2.78)

Less distributions from:
Net investment income . . . . . . . . . . . . . .	(0.47)	(0.45)	(0.49)	(0.34)	(0.36)	(0.67)
Net realized gains. . . . . . . . . . . . . . . . . .	(0.75)	(2.22)	—	—	—	—

Total distributions . . . . . . . . . . . . . . . . . . .	(1.22)	(2.67)	(0.49)	(0.34)	(0.36)	(0.67)

Net asset value, end of period . . . . . . . . . . .	$20.35	$20.96	$27.08	$26.26	$22.67	$22.60

Total returnc . . . . . . . . . . . . . . . . . . . . . . .	2.45%	(13.02)%	4.99%	17.49%	1.97%	(10.76)%
Ratios to average net assetsd
Expensese . . . . . . . . . . . . . . . . . . . . . . . .	1.05%	1.06%	1.03%	1.06%f	1.07%f	1.05%
Net investment income . . . . . . . . . . . . . . . .	1.10%	2.20%	1.75%	1.55%	1.60%	1.74%
Supplemental data
Net assets, end of period (000's) . . . . . . . . .	$8,268,020	$8,604,624	$10,711,345	$10,880,427	$10,524,247	$11,506,800
Portfolio turnover rate . . . . . . . . . . . . . . . . .	15.12%	25.30%	28.77%	29.17%	23.05%	18.47%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%. fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	11

T E MP L E TON GROWTH FUND, INC.

FINANCIA L HIGHLIGHT S

Six Months Ended		Year Ended August 31,
February 29, 2020

(unaudited)	2019	2018	2017	2016	2015

Class C

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period . . . . . . . . . . . . . .

Income from investment operationsa:

Net investment incomeb . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . .

Net realized gains . . . . . . . . . . . . . . . . . . . . . . . . .

Total distributions . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of period . . . . . . . . . . . . . . . . . .

Total returnc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsd

Expensese . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of period (000's) . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . .

$20.56	$26.31	$25.52	$22.04	$21.96	$25.32

0.04	0.25	0.26	0.19	0.18	0.23
0.47	(3.78)	0.81	3.45	0.08	(3.11)

0.51	(3.53)	1.07	3.64	0.26	(2.88)

(0.33)	—	(0.28)	(0.16)	(0.18)	(0.48)
(0.75)	(2.22)	—	—	—	—

(1.08)	(2.22)	(0.28)	(0.16)	(0.18)	(0.48)

$19.99	$20.56	$26.31	$25.52	$22.04	$21.96

2.02%	(13.68)%	4.20%	16.61%	1.20%	(11.44)%
1.80%	1.81%	1.78%	1.81%f	1.82%f	1.80%
0.35%	1.45%	1.00%	0.80%	0.85%	0.99%
$138,541	$152,392	$554,889	$594,594	$634,175	$724,843
15.12%	25.30%	28.77%	29.17%	23.05%	18.47%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%. fBenefit of expense reduction rounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

T E MP L E T ON GROWT H FUND , INC .

FINANCIA L HIGHLIGHT S

	Six Months Ended		Year Ended August 31,
	February 29, 2020

	(unaudited)	2019	2018	2017	2016	2015

Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period . . . . . . . . . . . . . .	$20.75	$26.81	$26.00	$22.45	$22.37	$25.78
Income from investment operationsa:

Net investment incomeb . . . . . . . . . . . . . . . . . . . . .	0.09	0.44	0.40	0.31	0.29	0.36
Net realized and unrealized gains (losses) . . . . . . . .	0.48	(3.91)	0.83	3.52	0.08	(3.17)

Total from investment operations . . . . . . . . . . . . . . . .	0.57	(3.47)	1.23	3.83	0.37	(2.81)
Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . .	(0.42)	(0.37)	(0.42)	(0.28)	(0.29)	(0.60)
Net realized gains . . . . . . . . . . . . . . . . . . . . . . . . .	(0.75)	(2.22)	—	—	—	—

Total distributions . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1.17)	(2.59)	(0.42)	(0.28)	(0.29)	(0.60)

Net asset value, end of period . . . . . . . . . . . . . . . . . .	$20.15	$20.75	$26.81	$26.00	$22.45	$22.37

Total returnc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.28%	(13.21)%	4.73%	17.18%	1.72%	(10.97)%
Ratios to average net assetsd
Expensese . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1.30%	1.31%	1.28%	1.31%f	1.32%f	1.30%
Net investment income . . . . . . . . . . . . . . . . . . . . . . .	0.85%	1.95%	1.50%	1.30%	1.35%	1.49%
Supplemental data
Net assets, end of period (000's) . . . . . . . . . . . . . . . .	$58,039	$62,515	$88,560	$99,389	$104,180	$119,665
Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . .	15.12%	25.30%	28.77%	29.17%	23.05%	18.47%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year. dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%. fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

T E MP L E TON GROWTH FUND, INC.

FINANCIA L HIGHLIGHT S

Six Months Ended		Year Ended August 31,
February 29, 2020

(unaudited)	2019	2018	2017	2016	2015

Class R6

Per share operating performance

(for a share outstanding throughout the period) Net asset value, beginning of period . . . . . . . . . .

Income from investment operationsa:

Net investment incomeb . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . .

Total from investment operations . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . .

Net realized gains . . . . . . . . . . . . . . . . . . . . .

Total distributions . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of period . . . . . . . . . . . . . .

$20.97	$27.10	$26.29	$22.69	$22.63	$26.08

0.16	0.59	0.56	0.46	0.43	0.51
0.49	(3.97)	0.83	3.56	0.08	(3.20)

0.65	(3.38)	1.39	4.02	0.51	(2.69)

(0.52)	(0.53)	(0.58)	(0.42)	(0.45)	(0.76)
(0.75)	(2.22)	—	—	—	—

(1.27)	(2.75)	(0.58)	(0.42)	(0.45)	(0.76)

$20.35	$20.97	$27.10	$26.29	$22.69	$22.63

Total returnc . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.58%	(12.73)%	5.33%	17.94%	2.34%	(10.41)%
Ratios to average net assetsd
Expensese . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.73%	0.73%	0.70%	0.71%f	0.70%f	0.70%
Net investment income . . . . . . . . . . . . . . . . . . .	1.42%	2.53%	2.08%	1.90%	1.97%	2.09%
Supplemental data
Net assets, end of period (000's) . . . . . . . . . . . .	$1,429,808	$1,504,941	$1,791,152	$1,843,276	$1,859,796	$1,977,253
Portfolio turnover rate . . . . . . . . . . . . . . . . . . . .	15.12%	25.30%	28.77%	29.17%	23.05%	18.47%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year. dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%. fBenefit of expense reduction rounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

T E MP L E T ON GROWT H FUND , INC .

FINANCIA L HIGHLIGHT S

	Six Months Ended		Year Ended August 31,
	February 29, 2020

	(unaudited)	2019	2018	2017	2016	2015

Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period . . . . . . . . . . . . . .	$21.01	$27.15	$26.33	$22.73	$22.66	$26.13
Income from investment operationsa:

Net investment incomeb . . . . . . . . . . . . . . . . . . . . .	0.15	0.57	0.54	0.45	0.40	0.49
Net realized and unrealized gains (losses) . . . . . . . .	0.49	(3.98)	0.83	3.55	0.09	(3.22)

Total from investment operations . . . . . . . . . . . . . . . .	0.64	(3.41)	1.37	4.00	0.49	(2.73)
Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . .	(0.51)	(0.51)	(0.55)	(0.40)	(0.42)	(0.74)
Net realized gains . . . . . . . . . . . . . . . . . . . . . . . . .	(0.75)	(2.22)	—	—	—	—

Total distributions . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1.26)	(2.73)	(0.55)	(0.40)	(0.42)	(0.74)

Net asset value, end of period . . . . . . . . . . . . . . . . . .	$20.39	$21.01	$27.15	$26.33	$22.73	$22.66

Total returnc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.52%	(12.79)%	5.24%	17.78%	2.25%	(10.54)%
Ratios to average net assetsd
Expensese . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.80%	0.81%	0.78%	0.81%f	0.82%f	0.80%
Net investment income . . . . . . . . . . . . . . . . . . . . . . .	1.35%	2.45%	2.00%	1.80%	1.85%	1.99%
Supplemental data
Net assets, end of period (000's) . . . . . . . . . . . . . . . .	$399,233	$427,371	$533,358	$523,263	$388,677	$396,094
Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . .	15.12%	25.30%	28.77%	29.17%	23.05%	18.47%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year. dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%. fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	15

T E MP L E T ON GROWTH FUND , INC .

Statement of Investments, February 29, 2020 (unaudited)

Industry	Shares	Value

Common Stocks 90.7%
Canada 2.4%
Husky Energy Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .	Oil, Gas & Consumable Fuels	7,530,600	$35,873,367
Wheaton Precious Metals Corp. . . . . . . . . . . . . . . . . . .	Metals & Mining	7,297,821	207,662,015

243,535,382
China 3.6%
a Baidu Inc., ADR . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Interactive Media & Services	764,680	91,746,307
China Telecom Corp. Ltd., ADR . . . . . . . . . . . . . . . . . .	Diversified Telecommunication Services	606,991	22,986,749
China Telecom Corp. Ltd., H . . . . . . . . . . . . . . . . . . . .	Diversified Telecommunication Services	212,860,875	80,462,430
Kunlun Energy Co. Ltd. . . . . . . . . . . . . . . . . . . . . . . . .	Gas Utilities	92,454,700	65,405,159
Yum China Holdings Inc. . . . . . . . . . . . . . . . . . . . . . . .	Hotels, Restaurants & Leisure	2,528,390	110,718,198
371,318,843
Denmark 1.2%
A.P. Moeller-Maersk AS, B . . . . . . . . . . . . . . . . . . . . . .	Marine	123,784	124,793,674
France 8.5%
ArcelorMittal SA . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Metals & Mining	7,313,304	104,041,821
BNP Paribas SA . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Banks	4,196,820	203,521,086
Compagnie de Saint-Gobain . . . . . . . . . . . . . . . . . . . .	Building Products	1,476,074	52,069,772
Credit Agricole SA . . . . . . . . . . . . . . . . . . . . . . . . . . .	Banks	9,001,881	108,151,677
Sanofi	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Pharmaceuticals	2,610,574	243,245,608
Veolia Environnement SA . . . . . . . . . . . . . . . . . . . . . .	Multi-Utilities	5,841,475	168,138,344
879,168,308
Germany 7.1%
Bayer AG. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Pharmaceuticals	2,691,225	195,535,958
Deutsche Telekom AG. . . . . . . . . . . . . . . . . . . . . . . . .	Diversified Telecommunication Services	3,462,883	56,673,209
E.ON SE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Multi-Utilities	16,239,257	188,460,020
Merck KGaA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Pharmaceuticals	1,073,017	130,445,060
Siemens AG . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Industrial Conglomerates	1,581,963	162,583,755
733,698,002
Hong Kong 3.5%
CK Asset Holdings Ltd. . . . . . . . . . . . . . . . . . . . . . . . .	Real Estate Management & Development	12,180,400	77,746,599
CK Hutchison Holdings Ltd. . . . . . . . . . . . . . . . . . . . . .	Industrial Conglomerates	24,881,500	219,952,723
Sun Hung Kai Properties Ltd.. . . . . . . . . . . . . . . . . . . .	Real Estate Management & Development	4,181,950	60,442,985

358,142,307
India 0.5%
Hero Motocorp Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . .	Automobiles	1,932,181	55,010,492
Ireland 0.1%
Bank of Ireland Group PLC . . . . . . . . . . . . . . . . . . . . .	Banks	1,786,877	6,684,230
Italy 0.8%
Eni SpA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Oil, Gas & Consumable Fuels	6,265,993	77,994,604
Japan 14.4%
Honda Motor Co. Ltd. . . . . . . . . . . . . . . . . . . . . . . . . .	Automobiles	4,259,400	110,444,962
Kirin Holdings Co. Ltd.. . . . . . . . . . . . . . . . . . . . . . . . .	Beverages	5,957,700	114,502,177
Komatsu Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Machinery	3,424,100	69,217,786
Kyocera Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Electronic Equipment, Instruments
& Components	2,570,200	161,784,645
Mitsubishi Electric Corp. . . . . . . . . . . . . . . . . . . . . . . .	Electrical Equipment	8,417,000	106,883,777
Mitsui Fudosan Co. Ltd.. . . . . . . . . . . . . . . . . . . . . . . .	Real Estate Management & Development	5,304,400	121,721,400

16	Semiannual Report	franklintempleton.com

T E MP L E TON GROWTH FUND, INC.

STATEMEN T O F INVEST MENT S (UNAUDITED )

	Industry	Shares	Value

Common Stocks (continued)
Japan (continued)
Panasonic Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Household Durables	21,149,000	$ 201,862,127
Seven & i Holdings Co. Ltd. . . . . . . . . . . . . . . . . . . . . .	Food & Staples Retailing	3,622,794	124,020,253
Sumitomo Mitsui Financial Group Inc. . . . . . . . . . . . . . .	Banks	4,263,556	137,583,746
Suntory Beverage & Food Ltd. . . . . . . . . . . . . . . . . . . .	Beverages	2,761,300	105,116,871
Takeda Pharmaceutical Co. Ltd. . . . . . . . . . . . . . . . . . .	Pharmaceuticals	6,518,750	227,203,781
			1,480,341,525
Luxembourg 1.5%
SES SA, IDR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Media	13,639,598	156,147,512
Macau 0.8%
Galaxy Entertainment Group Ltd. . . . . . . . . . . . . . . . . .	Hotels, Restaurants & Leisure	12,453,000	84,757,698
Netherlands 1.9%
ING Groep NV . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Banks	20,535,360	196,456,109
Singapore 2.3%
Singapore Telecommunications Ltd. . . . . . . . . . . . . . . .	Diversified Telecommunication Services	108,261,100	234,567,426
South Korea 3.8%
KB Financial Group Inc. . . . . . . . . . . . . . . . . . . . . . . .	Banks	3,059,533	99,137,728
Samsung Electronics Co. Ltd. . . . . . . . . . . . . . . . . . . .	Technology Hardware, Storage & Peripherals	6,344,991	286,460,348
			385,598,076
Switzerland 2.9%
Roche Holding AG . . . . . . . . . . . . . . . . . . . . . . . . . . .	Pharmaceuticals	939,607	301,849,321
Thailand 1.3%
Bangkok Bank PCL, fgn. . . . . . . . . . . . . . . . . . . . . . . .	Banks	23,094,770	96,941,956
Bangkok Bank PCL, NVDR . . . . . . . . . . . . . . . . . . . . .	Banks	8,099,000	34,026,564
			130,968,520
United Kingdom 6.6%
Barclays PLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Banks	31,364,872	60,122,210
BP PLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Oil, Gas & Consumable Fuels	31,312,405	162,718,691
Kingfisher PLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Specialty Retail	59,422,869	146,027,894
Royal Dutch Shell PLC, B . . . . . . . . . . . . . . . . . . . . . .	Oil, Gas & Consumable Fuels	6,931,921	150,280,211
Standard Chartered PLC . . . . . . . . . . . . . . . . . . . . . . .	Banks	1,672,287	12,103,168
Vodafone Group PLC . . . . . . . . . . . . . . . . . . . . . . . . .	Wireless Telecommunication Services	84,096,732	147,008,570
			678,260,744
United States 27.5%
Allergan PLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Pharmaceuticals	1,866,559	355,896,805
Apache Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Oil, Gas & Consumable Fuels	5,498,406	137,020,277
a Booking Holdings Inc. . . . . . . . . . . . . . . . . . . . . . . . . .	Internet & Direct Marketing Retail	30,477	51,678,630
Cardinal Health Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .	Health Care Providers & Services	1,190,754	62,062,098
Citigroup Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Banks	2,373,999	150,653,977
Comcast Corp., A . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Media	2,653,327	107,274,011
a Dollar Tree Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Multiline Retail	1,606,081	133,352,905
Exxon Mobil Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . .	Oil, Gas & Consumable Fuels	2,419,400	124,453,936
Freeport-McMoRan Inc.. . . . . . . . . . . . . . . . . . . . . . . .	Metals & Mining	11,002,838	109,588,266
Gilead Sciences Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .	Biotechnology	4,197,800	291,159,408
Kellogg Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Food Products	4,612,165	278,897,618
The Kroger Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Food & Staples Retailing	8,530,100	239,951,713
a Mattel Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Leisure Products	9,207,200	108,552,888
franklintempleton.com	Semiannual Report	17

T E MP L E TON GROWTH FUND, INC.

STATEMEN T OF INVEST MENT S (U NAUDITED )

	Industry	Shares	Value

Common Stocks (continued)
United States (continued)
Oracle Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Software	3,512,851	$173,745,610
United Parcel Service Inc., B . . . . . . . . . . . . . . . . . . . .	Air Freight & Logistics	953,689	86,299,318
Verizon Communications Inc. . . . . . . . . . . . . . . . . . . . .	Diversified Telecommunication Services	1,472,457	79,748,271
Walgreens Boots Alliance Inc. . . . . . . . . . . . . . . . . . . .	Food & Staples Retailing	4,518,109	206,748,668
Wells Fargo & Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	Banks	3,349,132	136,812,042

			2,833,896,441
Total Common Stocks

(Cost $9,514,339,511) . . . . . . . . . . . . . . . . . . .			9,333,189,214
		Principal
		Amount*
Short Term Investments 3.9%
Time Deposits 3.9%
Canada 3.9%
National Bank of Canada, 1.57%, 3/02/20 . . . . . . . . . . .		$202,000,000	202,000,000
Royal Bank of Canada, 1.56%, 3/02/20. . . . . . . . . . . . .		200,000,000	200,000,000
Total Time Deposits (Cost $402,000,000) . . . . . . . . . .
			402,000,000
Total Investments (Cost $9,916,339,511)

94.6% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .			9,735,189,214
Other Assets, less Liabilities 5.4% . . . . . . . .			558,452,741
Net Assets 100.0%. . . . . . . . . . . . . . . . . . . . . . .
			$10,293,641,955

See Abbreviations on page 31.

*The principal amount is stated in U.S. dollars unless otherwise indicated. aNon-income producing.

18	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

T E MP L E T ON GROWT H FUND , INC .

FINANCIA L S TAT EMENTS

Statement of Assets and Liabilities

February 29, 2020 (unaudited)

Assets:

Investments in securities:

Cost - Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Value - Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Foreign currency, at value (cost $509,025,667). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Receivables:

Investment securities sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Capital shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

European Union tax reclaims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Liabilities:

Payables:

Investment securities purchased . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Capital shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Management fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distribution fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Transfer agent fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Accrued expenses and other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net assets consist of:

Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total distributable earnings (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$ 9,916,339,511

$ 9,735,189,214 976,593 515,462,067

104,942,767

2,369,257

36,355,065

15,310,634

13,895

10,410,619,492

89,588,576

17,636,307

6,091,521

1,950,421

489,532

1,221,180

116,977,537

$10,293,641,955

$10,888,021,156 (594,379,201)

$10,293,641,955

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	19

T E MP L E TON GROWTH FUND, INC.

FINANCIA L STATEMENT S

Statement of Assets and Liabilities (continued)

February 29, 2020 (unaudited)

Class A:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value per sharea . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Maximum offering price per share (net asset value per share ÷ 94.50%) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class C:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value and maximum offering price per sharea. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class R:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value and maximum offering price per share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class R6:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value and maximum offering price per share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Advisor Class:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value and maximum offering price per share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

$8,268,020,494 406,204,774

$20.35

$21.53

$ 138,540,712 6,931,256

$19.99

$ 58,039,349

2,880,864

$20.15

$1,429,808,299

70,275,021

$20.35

$ 399,233,101

19,579,067

$20.39

20	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

T E MP L E T ON GROWT H FUND , INC .

FINANCIA L S TAT EMENTS

Statement of Operations

for the six months ended February 29, 2020 (unaudited)

Investment income:

Dividends: (net of foreign taxes)*

Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Interest:

Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from securities loaned:

Non-controlled affiliates (Note 3f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses:

Management fees (Note 3a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distribution fees: (Note 3c)

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class R . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Transfer agent fees: (Note 3e)

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class R . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Advisor Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Custodian fees (Note 4). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Reports to shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Registration and filing fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Professional fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Directors' fees and expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses waived/paid by affiliates (Note 3f and 3g) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Realized and unrealized gains (losses): Net realized gain (loss) from: Investments:#

Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Foreign currency transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized gain (loss). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net change in unrealized appreciation (depreciation) on: Investments:

Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Translation of other assets and liabilities

denominated in foreign currencies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Change in deferred taxes on unrealized appreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net change in unrealized appreciation (depreciation) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease) in net assets resulting from operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$ 116,547,654

5,177,487

23,252

121,748,393

38,785,617

11,379,391

772,992

163,799

3,953,789

67,108

28,640

167,064

192,568

577,064

334,334

98,034

133,739

199,833

122,599

56,976,571

(6,160)

56,970,411

64,777,982

(522,019,417)

(3,351,835)

(525,371,252)

761,915,058

5,957,839

2,473,699

770,346,596

244,975,344

$ 309,753,326

*Foreign taxes withheld on dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$6,535,407
#Net of foreign taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$7,246,354
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	21

T E MP L E TON GROWTH FUND, INC.

FINANCIA L STATEMENT S

Statements of Changes in Net Assets

	Six Months Ended
	February 29, 2020	Year Ended
	(unaudited)	August 31, 2019

Increase (decrease) in net assets:
Operations:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$64,777,982	$ 269,738,178
Net realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(525,371,252)	524,039,700
Net change in unrealized appreciation (depreciation) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	770,346,596	(2,497,615,888)

Net increase (decrease) in net assets resulting from operations . . . . . . . . . . . . . . . . . .	309,753,326	(1,703,838,010)
Distributions to shareholders:

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(484,955,431)	(1,060,271,255)
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(7,391,161)	(17,987,523)
Class R . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(3,414,509)	(8,302,520)
Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(86,672,195)	(179,538,473)
Advisor Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(24,230,750)	(53,290,298)

Total distributions to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(606,664,046)	(1,319,390,069)
Capital share transactions: (Note 2)

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(96,606,431)	318,262,962
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(10,455,216)	(344,726,383)
Class R . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,908,602)	(6,907,043)
Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(34,179,822)	115,423,472
Advisor Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(17,140,583)	13,713,825

Total capital share transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(161,290,654)	95,766,833

Net increase (decrease) in net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(458,201,374)	(2,927,461,246)
Net assets:
Beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,751,843,329	13,679,304,575

End of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$10,293,641,955	$10,751,843,329

22	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

T E MP L E T ON GROWT H FUND , INC .

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Templeton Growth Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund's significant accounting policies.

a. Financial Instrument Valuation

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund's Board of Directors (the Board), the Fund's administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV. Investments in time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transac- tions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund's business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund's portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At February 29, 2020, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

franklintempleton.com	Semiannual Report	23

T E MP L E T ON GROWTH FUND , INC .

NOTE S TO FINANCIA L STATEMEN T S (UNAUDITED )

1.Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund's NAV is not calculated, which could result in differences between the value of the Fund's portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At February 29, 2020, the Fund had no securities on loan.

d. Income and Deferred Taxes

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

24	Semiannual Report	franklintempleton.com

T E MP L E TON GROWTH FUND, INC. NOTE S TO FINANCIA L STATEMEN T S (UNAUDITED )

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 29, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e.Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

franklintempleton.com	Semiannual Report	25

T E MP L E T ON GROWTH FUND , INC .

NOTE S TO FINANCIA L STATEMEN T S (UNAUDITED )

2. Capital Stock

At February 29, 2020, there were 2.7 billion shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

	Six Months Ended		Year Ended
	February 29, 2020		August 31, 2019

	Shares	Amount	Shares	Amount

Class A Shares:
Shares solda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,072,783	$203,330,978	35,476,942	$849,722,463
Shares issued in reinvestment of distributions. . . . . . . . . . . . . . .	18,723,501	416,972,378	42,861,541	923,666,190
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(32,039,988)	(716,909,787)	(63,390,104)	(1,455,125,691)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(4,243,704)	$(96,606,431)	14,948,379	$318,262,962
Class C Shares:

Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	698,348	$15,375,334	22,174,939	$573,341,752
Shares issued in reinvestment of distributions. . . . . . . . . . . . . . .	329,613	7,221,816	825,367	17,539,045
Shares redeemeda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,509,239)	(33,052,366)	(36,675,969)	(935,607,180)
Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(481,278)	$(10,455,216)	(13,675,663)	$(344,726,383)
Class R Shares:

Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	128,419	$2,846,754	295,764	$6,681,869
Shares issued in reinvestment of distributions. . . . . . . . . . . . . . .	153,179	3,379,131	382,358	8,167,160
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(413,999)	(9,134,487)	(967,947)	(21,756,072)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(132,401)	$(2,908,602)	(289,825)	$(6,907,043)
Class R6 Shares:

Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	473,932	$10,601,042	2,539,704	$55,702,723
Shares issued in reinvestment of distributions. . . . . . . . . . . . . . .	3,783,306	84,178,560	8,089,986	173,934,703
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(5,747,647)	(128,959,424)	(4,962,578)	(114,213,954)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,490,409)	$(34,179,822)	5,667,112	$115,423,472
Advisor Class Shares:

Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	981,635	$22,039,869	3,116,210	$71,643,262
Shares issued in reinvestment of distributions. . . . . . . . . . . . . . .	1,002,943	22,365,636	2,226,548	47,982,115
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,747,897)	(61,546,088)	(4,647,256)	(105,911,552)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(763,319)	$(17,140,583)	695,502	$13,713,825

aMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Templeton Global Advisors Limited (Global Advisors)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

26	Semiannual Report	franklintempleton.com

T E MP L E TON GROWTH FUND, INC.

NOTE S TO FINANCIA L STATEMEN T S (UNAUDITED )

a. Management Fees

The Fund pays an investment management fee to Global Advisors based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.780%	Up to and including $200 million

0.765%	Over $200 million, up to and including $700 million

0.730%	Over $700 million, up to and including $1 billion

0.715%	Over $1 billion, up to and including $1.2 billion

0.690%	Over $1.2 billion, up to and including $5 billion

0.675%	Over $5 billion, up to and including $10 billion

0.655%	Over $10 billion, up to and including $15 billion

0.635%	Over $15 billion, up to and including $20 billion

0.615%	Over $20 billion, up to and including $25 billion

0.605%	Over $25 billion, up to and including $30 billion

0.595%	Over $30 billion, up to and including $35 billion

0.585%	Over $35 billion, up to and including $40 billion

0.575%	Over $40 billion, up to and including $45 billion

0.565%	In excess of $45 billion

For the period ended February 29, 2020, the annualized gross effective investment management fee rate was 0.686% of the Fund's average daily net assets.

b. Administrative Fees

Under an agreement with Global Advisors, FT Services provides administrative services to the Fund. The fee is paid by Global Advisors based on the Fund's average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund's Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.25%
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1.00%
Class R . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.50%
franklintempleton.com	Semiannual Report	27

T E MP L E T ON GROWTH FUND , INC .

NOTE S TO FINANCIA L STATEMEN T S (UNAUDITED )

3. Transactions with Affiliates (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers . . . . . . . . . . . . . . . . . . . . . . .	$122,568
CDSC retained . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$3,084

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes' aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended February 29, 2020, the Fund paid transfer agent fees of $4,409,169, of which $3,655,419 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended February 29, 2020, the Fund held investments in affiliated management investment companies as follows:

					Net Change in			Number of	Income
	Value at				Unrealized	Value	at	Shares Held	from
	Beginning			Realized	Appreciation	End	of	at End of	securities
	of Period	Purchases	Sales	Gain (Loss)	(Depreciation)	Period		Period	loaned

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio,
1.23% . . . . . . . . . . . . . . . . . . . . . . . . . .	$ —	$109,079,975	$(109,079,975)	$ —	$ —		$—	—	$23,252

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until December 31, 2020.

h. Other Affiliated Transactions

At February 29, 2020, one or more of the funds in Franklin Fund Allocator Series owned 13.1% of the Fund's outstanding shares.

28	Semiannual Report	franklintempleton.com

T E MP L E TON GROWTH FUND, INC.

NOTE S TO FINANCIA L STATEMEN T S (UNAUDITED )

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 29, 2020, there were no credits earned.

5. Income Taxes

At February 29, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments . . . . . . . . . . . . . . . . . . . . . . .	$9,868,525,340

Unrealized appreciation . . . . . . . . . . . . . . . . . . . .	$1,065,768,812
Unrealized depreciation . . . . . . . . . . . . . . . . . . . .	(1,199,104,938)

Net unrealized appreciation (depreciation) . . . . . . .	$(133,336,126)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of corporate actions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended February 29, 2020, aggregated $1,560,715,281 and $2,670,323,811, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended February 29, 2020, the Fund did not use the Global Credit Facility.

franklintempleton.com	Semiannual Report	29

T E MP L E T ON GROWTH FUND , INC .

NOTE S TO FINANCIA L STATEMEN T S (UNAUDITED )

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:

•Level 1 – quoted prices in active markets for identical financial instruments

•Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of February 29, 2020, in valuing the Fund's assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:a
Equity Investments:
China . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$225,451,254	$145,867,589	$—	$371,318,843
Denmark . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	124,793,674	—	124,793,674
France . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	879,168,308	—	879,168,308
Germany . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	733,698,002	—	733,698,002
Hong Kong . . . . . . . . . . . . . . . . . . . . . . . . . .	—	358,142,307	—	358,142,307
India . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	55,010,492	—	55,010,492
Ireland . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	6,684,230	—	6,684,230
Italy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	77,994,604	—	77,994,604
Macau . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	84,757,698	—	84,757,698
Netherlands . . . . . . . . . . . . . . . . . . . . . . . . .	—	196,456,109	—	196,456,109
Singapore . . . . . . . . . . . . . . . . . . . . . . . . . .	—	234,567,426	—	234,567,426
Switzerland . . . . . . . . . . . . . . . . . . . . . . . . .	—	301,849,321	—	301,849,321
Thailand. . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	130,968,520	—	130,968,520
United Kingdom . . . . . . . . . . . . . . . . . . . . . .	—	678,260,744	—	678,260,744
All Other Equity Investments. . . . . . . . . . . . . .	5,099,518,936	—	—	5,099,518,936
Short Term Investments . . . . . . . . . . . . . . . . . .	—	402,000,000	—	402,000,000

Total Investments in Securities . . . . . . . . . . .	$5,324,970,190	$4,410,219,024	$—	$9,735,189,214

aFor detailed categories, see the accompanying Statement of Investments.

30	Semiannual Report	franklintempleton.com

T E MP L E TON GROWTH FUND, INC.

NOTE S TO FINANCIA L STATEMEN T S (UNAUDITED )

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

Subsequent to February 29, 2020, there has been a global outbreak of a novel coronavirus disease (COVID-19), which the World Health Organization has declared a pandemic. Unexpected events like COVID-19 can cause adverse effects on many companies, sectors, nations, regions and the market in general, in ways that cannot be foreseen. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

Abbreviations

Selected Portfolio

ADR American Depositary Receipt

IDR International Depositary Receipt

NVDR Non-Voting Depositary Receipt

franklintempleton.com	Semiannual Report	31

T E MP L E T ON GROWTH FUND , INC .

Tax Information (unaudited)

At August 31, 2019, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on December 12, 2019, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund to shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$0.0577	$0.4730	$0.3744
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$0.0577	$0.2689	$0.2129
Class R . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$0.0577	$0.4231	$0.3351
Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$0.0577	$0.5292	$0.4190
Advisor Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$0.0577	$0.5155	$0.4083

Foreign Tax Paid Per Share is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share is the amount per share of foreign source qualified dividends plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income Per Share that were derived from qualified foreign securities held by the Fund.1

At the beginning of each calendar year, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the prior calendar year. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

32	Semiannual Report	franklintempleton.com

T E MP L E T ON GROWT H FUND , INC .

Shareholder Information

Proxy Voting Policies and Procedures The

Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL

33301, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

franklintempleton.com	Semiannual Report	33

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report and Shareholder Letter

Templeton Growth Fund, Inc.

Investment Manager	Distributor	Shareholder Services
Templeton Global Advisors	Franklin Templeton Distributors, Inc.	(800) 632-2301
Limited	(800) DIAL BEN® / 342-5236
franklintempleton.com
© 2020 Franklin Templeton Investments. All rights reserved.		101 S 04/20

Item 2. Code of Ethics.

(a)The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)N/A

(d)N/A

(f)Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2)The audit committee financial experts are Ann Torre Bates and David W. Niemiec and they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.		Principal Accountant Fees	and Services.	N/A
Item 5.		Audit Committee of Listed	Registrants.	N/A
Item	6.	Schedule of Investments.		N/A
Item	7. Disclosure of	Proxy Voting Policies and Procedures for Closed-End
Management Investment		Companies.		N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

Item 11. Controls and Procedures.

(a)Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the

Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N- CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b)Changes in Internal Controls. There have been no changes in the

Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12. Disclosure	of Securities Lending Activities for Closed-End Management
Investment Company.	N/A

Item 13. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b)Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GROWTH FUND, INC.

By __S\MATTHEW T. HINKLE________

Matthew T. Hinkle

Chief Executive Officer – Finance and Administration

Date: April 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By __S\MATTHEW T. HINKLE_________

Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date:	April	30, 2020
By	S\ROBERT G. KUBILIS _________
	Robert	G. Kubilis
Chief Financial Officer and Chief Accounting Officer
Date:	April	30, 2020